CALVERT VP SRI BALANCED PORTFOLIO
Supplement to:
Summary Prospectus (Class I)
dated April 30, 2015
Summary Prospectus (Class F)
dated April 30, 2015
Date of Supplement: May 6, 2015
Under “Investments, Risks and Performance – Performance,” delete the second and third rows of the “Average Annual Total Returns” table and replace them with the following (table heading included for ease of reference):

Average Annual Total Returns (as of 12/31/14)	1 Year	5 Years	10 Years

Russell 1000 Index	13.24%	15.64%	7.96%
Balanced Composite Benchmark (reflects no deduction for fees or expenses)	11.14%	12.25%	7.60%